Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Westport Futures Fund L.P
     Supplement to Registration Statement on Form S-1
     File No. 333-24923

Ladies and Gentlemen:

     On Behalf of Smith Barney Westport Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated November 30, 1997 to the Partnership's final prospectus dated May 30, 1997.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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                                  Smith Barney
                           Westport Futures Fund L.P.
                                  November 1997

The redemption value of the Smith Barney Westport Futures Fund L.P. was $968.87 per unit at the end of November, was essentially unchanged from the close of October.

The following comments pertain to the trading activities of the Fund's advisor, John W. Henry & Company, Inc.

In November the price of gold fell below $300 an ounce for the first time in over 12 years on reports that the planned European Central Bank is not likely to hold substantial gold reserves. Considered for centuries as a safe haven in times of inflation, gold today is valued more for its uses as a commodity than for its role as an alternative monetary asset. As a result, positions in all metals traded produced gains.

In Asia, the Nikkei was whipsawed on a daily basis by rumors of more failures and by the government's confusing message as to whether or not it would support the use of public funds for a bailout. As a result, profitable positions in the yen and additional gains in the British pound offset losses in the German mark and Swiss franc.

Positions in crude oil resulted in losses as prices declined on reduced tensions in the Middle East and the prospect for increased production quotas from OPEC.
In the grains and oilseeds markets, positions in soybean meal and bean oil produced modest gains as prices rose on strong demand from buyers overseas.

Important Note From the General Partner

Smith Barney Holdings Inc., the parent company of Smith Barney Futures Management Inc. ("SBFMI") has merged with Salomon Brothers Holding Inc. The parent company of SBFMI is now called Salomon Smith Barney Holdings Inc.






Smith Barney Futures Management Inc.

                                  Smith Barney
                           Westport Futures Fund L.P.
                                Account Statement
                           For the Period November 1,
                            Through November 30, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized gains from trading                      $1,726,291               1.95%
Change in unrealized gains/losses
   from trading                                  (1,093,286)             (1.23)
                                             ---------------        -----------

                                                    633,005               0.71

Less, Brokerage commissions
   and clearing fees ($7,819)                       503,705               0.57
                                             ---------------        -----------

Net realized and unrealized gains                   129,300               0.16

Interest Income                                     162,633               0.18
                                             ---------------        -----------

                                                    291,933               0.33
                                             ---------------        -----------

Less, Expenses:
   Management fees                                  296,299               0.33
   Incentive fees                                    36,549               0.04
   Other expenses                                     9,016               0.01
                                             ---------------        -----------

                                                    341,864               0.39
                                             ---------------        -----------

Net Loss                                            (49,931)             (0.06)%
                                                                    ===========

Additions (12,403.2126 L.P. units at
October 31, 1997 redemption value
per unit of $971.20)                             12,046,000

Additions (124.5881 G.P. units at
October 31, 1997 redemption value
per unit of $971.20)                                121,000

Redemption (10 L.P. units at
November 30,1997 redemption value
per unit of $968.87)                                 (9,689)
                                             ---------------

Increase in net assets                           12,107,380


Net assets, October 31, 1997                     76,396,842
                                             ---------------

Net assets, November 30, 1997                   $88,504,222
                                             ===============

Net asset value per unit                            $968.87
                                             ===============
  ($88,607,324 / 91,347.9027 units)




To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Westport Futures Fund L.P.

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